UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of th Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐
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☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☒    Definitive Additional Materials
☐Soliciting Material under Rule 14a-12
KINETIK HOLDINGS INC.
(Name of registrant as specified in its charter)

N/A
(Name of person(s) filing proxy statement, if other than the registrant)
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☐Fee paid previously with preliminary materials
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

KINETIK HOLDINGS INC.

2024 Annual Meeting
Vote by May 15, 2024
10:59 PM CT

KINETIK HOLDINGS INC.
2700 POST OAK BOULEVARD, SUITE 300
HOUSTON, TEXAS 77056-5748

V36859-P00359-Z86310

You invested in KINETIK HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. The Annual Meeting will be held in a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/KNTK2024. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 20, 2024 at 10:00 AM CT.**

If you participate in the Kinetik 401(k) Plan, you must vote these shares no later than 10:59 PM CT on May 15, 2024.

Get informed before you vote

View the 2023 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the information included in the proxy materials before voting.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 20, 2024
10:00 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/KNTK2024

To participate in the Virtual Meeting, you will need your 16-digit control number. Online access and check-in will begin at 9:45 AM, Central Daylight Time.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

You will not be able to attend the Annual Meeting physically in person. You will be able to attend and listen to the Annual Meeting online, submit questions and vote the shares electronically during the virtual Annual Meeting.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Deborah L. Byers 02) Elizabeth P. Cordia 03) David I. Foley 04) Jesse Krynak 05) Michael Kumar 06) D. Mark Leland 07) Kevin S. McCarthy 08) John-Paul (JP) Munfa 09) William Ordemann 10) Laura A. Sugg 11) Jamie Welch	For
2. Approval of a non-binding resolution regarding the compensation of named executive officers for 2023 (say-on-pay).	For
3. Approval of the Amended and Restated Kinetik Holdings Inc. 2019 Omnibus Compensation Plan.	For
4. Ratification of the appointment of KPMG LLP as the Company's independent auditor for fiscal year 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V36860-P00359-Z86310